Commitments	12 Months Ended
Dec. 31, 2022
Commitments
Commitments

27. Commitments

Significant expenditure contracted for at the end of the reporting period but not recognized as liabilities is as follows:

	Service and manufacturing	R&D contracts	TOTAL
	$	$	$
Less than 1 year	9,250	1,577	10,827
1 – 3 years	1,362	218	1,580
4 – 5 years	29	—	29
More than 5 years	—	—	—
	10,641	1,795	12,436

In 2021, the Company executed various agreements including in-licensing and similar arrangements with development partners (note 10). Such agreements may require the Company to make payments on achievement of stages of development, launch or revenue milestones, although the Company generally has the right to terminate these agreements at no penalty. The Company may have to pay up $38,458 upon achieving certain sales volumes, regulatory or other milestones related to specific products.